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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-08863, 333-32911, 333-57331, 333-92629, and 333-92631 of FEI Company on
Form S-8 of our reports dated February 8, 2000, appearing in the Annual Report on Form 10-K of FEI Company for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

Portland, Oregon
March 24, 2000